UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 17, 2020

Willamette Valley Vineyards, Inc.

(Exact name of Company as specified in its charter)

Oregon	0-21522	93-0981021
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8800 Enchanted Way SE
Turner, OR 97392

(Address of principal executive offices)

(503) 588-9463

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock,	WVVI	NASDAQ Capital Market
Series A Redeemable Preferred Stock	WVVIP	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

Annual Meeting of Shareholders

The 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Willamette Valley Vineyards, Inc. (the “Company”) was held virtually on July 17, 2020 from Turner, Oregon. A total of 3,500,420 shares of Common Stock, representing approximately 70.5% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1 – Election of Directors:

All of the nominees for director were elected to serve until the Company’s Annual Meeting in the indicated years with the respective votes set forth opposite their names:

	Year	Votes Cast For		Votes Witheld
	Term		% of		% of
Nominees for Director	Ends	Number	Votes Cast	Number	Votes Cast
James W. Bernau	2023	1,373,483	79.27%	359,096	20.73%
Sean M. Cary	2023	1,366,538	78.87%	366,041	21.13%

Proposal 2 – Ratification of Appointment of Independent Auditors:

The shareholders ratified the appointment of Moss Adams LLP as independent auditors for the 2020 fiscal year by the votes set forth in the following table:

Votes Cast For		Votes Cast Against		Abstain
	% of		% of		% of	Broker
Number	Votes Cast	Number	Votes Cast	Number	Votes Cast	Non-Votes
3,225,708	92.15%	223,593	6.39%	51,119	1.46%	NA

Proposal 3–Advisory (Non-Binding) Approval of Company’s Executive Compensation:

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement, by the votes set forth in the following table:

Votes Cast For		Votes Cast Against		Abstain
	% of		% of		% of	Broker
Number	Votes Cast	Number	Votes Cast	Number	Votes Cast	Non-Votes
1,383,247	79.84%	253,105	14.61%	96,227	5.56%	1,767,841

Proposal 4–Advisory (Non-Binding) Approval on the Frequency of Advisory Votes on the Company’s Executive Compensation:

The Company’s shareholders approved, on an advisory basis, a three year frequency period, as disclosed in the Company’s Proxy Statement, by the votes set forth in the following table:

Votes Cast For 1 Year		Votes Cast For 2 Years		Votes Cast For 3 Years
	% of		% of		% of
Number	Votes Cast	Number	Votes Cast	Number	Votes Cast	Abstain
720,089	42.35%	76,069	4.47%	904,347	53.19%	32,074

Based on the recommendation of the Company’s board of directors in the Company’s 2020 proxy statement and the voting results with respect to the advisory vote on the frequency of future advisory votes on executive compensation, the Company has adopted a policy to hold an advisory vote on executive compensation every three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLAMETTE VALLEY VINEYARDS, INC.

Date: July 21, 2020	By:	/s/ JAMES W. BERNAU

James W. Bernau
President

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